SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                February 23, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  1-31895                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                            5215 West Laurel Street
                             Tampa, Florida  33607
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code












ITEM 7.01.  REGULATION FD DISCLOSURE

     On February 23, 2005, Odyssey Marine Exploration, Inc. issued a press release announcing its preliminary annual earnings and launch of a sales center. A copy of that press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is not to be considered "filed" under the Securities Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Odyssey Marine Exploration, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

              99.1  Press Release dated February 23, 2005



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: February 24, 2005           By:/s/ John C. Morris
                                      John C. Morris, President